                                                                   Exhibit 23.1

                       INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-78220 and 33-78222 of NSD Bancorp, Inc. on Form S-8 of our report dated January 29, 1999, appearing in this Annual Report on Form 10-K of NSD Bancorp, Inc. for the year ended December 31, 1998.



/s/ Deloitte & Touche LLP
-------------------------
    Deloitte & Touche LLP



Pittsburgh, Pennsylvania
March 30, 1999